Exhibit 99.3

Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/09	12/31/10

Revenue	$244,658	$420,768

Net Income (controlling interest)	$24,600	$62,011

Economic Net Income (A)	$59,957	$106,561

EBITDA (B)	$79,871	$152,145

Average shares outstanding - diluted	44,852,911	52,747,453

Earnings per share - diluted	$0.55	$1.18

Average shares outstanding - adjusted diluted (C)	44,145,519	52,747,453

Economic earnings per share (C)	$1.36	$2.02

	December 31, 2009	December 31, 2010

Cash and cash equivalents	$259,487	$313,328

Senior bank debt	$—	$460,000

Senior convertible securities (D)	$456,976	$422,118

Junior convertible trust preferred securities (D)	$507,358	$509,872

Stockholders’ equity	$1,109,690	$1,799,963

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Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Year	Year
	Ended	Ended
	12/31/09	12/31/10

Revenue	$841,840	$1,358,242

Net Income (controlling interest)	$59,473	$138,633

Economic Net Income (A)	$185,711	$299,083

EBITDA (B)	$242,787	$404,391

Average shares outstanding - diluted	43,333,355	49,398,535

Earnings per share - diluted	$1.38	$2.81

Average shares outstanding - adjusted diluted (C)	42,533,898	49,113,690

Economic earnings per share (C)	$4.37	$6.09

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/09	12/31/10

Net Income (controlling interest)	$24,600	$62,011
Convertible securities interest expense, net (E)	36	—
Net Income (controlling interest), as adjusted	$24,636	$62,011

Average shares outstanding - diluted	44,852,911	52,747,453

Earnings per share - diluted	$0.55	$1.18

	Year	Year
	Ended	Ended
	12/31/09	12/31/10

Net Income (controlling interest)	$59,473	$138,633
Convertible securities interest expense, net (E)	144	53
Net Income (controlling interest), as adjusted	$59,617	$138,686

Average shares outstanding - diluted	43,333,355	49,398,535

Earnings per share - diluted	$1.38	$2.81

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

	Three Months	Three Months
	Ended	Ended
	12/31/09	12/31/10

Average shares outstanding - diluted	44,852,911	52,747,453
Assumed issuance of LYONS shares	(873,803)	—
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of LYONS shares	166,411	—
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	44,145,519	52,747,453

	Year	Year
	Ended	Ended
	12/31/09	12/31/10

Average shares outstanding - diluted	43,333,355	49,398,535
Assumed issuance of LYONS shares	(873,803)	(383,671)
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of LYONS shares	74,346	98,826
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	42,533,898	49,113,690

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, September 30, 2010	$74,889	$172,422	$32,366	$279,677
New investments (F)	3,568	11,581	—	15,149
Client cash inflows	6,065	8,983	2,590	17,638
Client cash outflows	(5,216)	(5,755)	(1,982)	(12,953)
Net client cash flows	849	3,228	608	4,685
Investment performance	5,937	12,919	2,169	21,025
Other (G)	—	—	(490)	(490)
Assets under management, December 31, 2010	$85,243	$200,150	$34,653	$320,046

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2009	$44,531	$133,858	$29,650	$208,039
New investments (F)	26,471	37,641	427	64,539
Client cash inflows	21,368	29,777	7,596	58,741
Client cash outflows	(18,466)	(24,224)	(6,686)	(49,376)
Net client cash flows	2,902	5,553	910	9,365
Investment performance	9,765	25,415	4,156	39,336
Other (G)	1,574	(2,317)	(490)	(1,233)
Assets under management, December 31, 2010	$85,243	$200,150	$34,653	$320,046

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Affiliated Managers Group, Inc.

Operating Results

(in thousands)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	12/31/09	of Total	12/31/10	of Total
Revenue
Mutual Fund	$91,798	37%	$181,055	43%
Institutional	121,957	50%	204,141	49%
High Net Worth	30,903	13%	35,572	8%
	$244,658	100%	$420,768	100%

EBITDA (B)
Mutual Fund	$26,790	34%	$40,108	26%
Institutional	42,313	53%	97,314	64%
High Net Worth	10,768	13%	14,723	10%
	$79,871	100%	$152,145	100%

	Year		Year
	Ended	Percent	Ended	Percent
	12/31/09	of Total	12/31/10	of Total
Revenue
Mutual Fund	$313,177	37%	$578,790	43%
Institutional	415,605	49%	649,205	48%
High Net Worth	113,058	14%	130,247	9%
	$841,840	100%	$1,358,242	100%

EBITDA (B)
Mutual Fund	$70,570	29%	$119,364	29%
Institutional	139,671	58%	242,331	60%
High Net Worth	32,546	13%	42,696	11%
	$242,787	100%	$404,391	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in thousands)

	Three Months	Three Months
	Ended	Ended
	12/31/09	12/31/10

Net Income (controlling interest)	$24,600	$62,011
Intangible amortization	16,317	26,200
Intangible-related deferred taxes	13,256	12,595
Imputed interest and contingent payment adjustments	2,076	3,969
Affiliate equity expense	1,774	1,786
Affiliate depreciation	1,934	—
Economic Net Income (A)	$59,957	$106,561

Cash flow from operations	$75,142	$129,219
Interest expense, net of non-cash items	14,140	15,469
Current tax provision	8,407	26,344
Income from equity method investments, net of distributions	4,793	42,669
Changes in assets and liabilities and other adjustments	(22,611)	(61,556)
EBITDA (B)	$79,871	$152,145
Holding company expenses	14,878	23,085
EBITDA Contribution	$94,749	$175,230

	Year	Year
	Ended	Ended
	12/31/09	12/31/10

Net Income (controlling interest)	$59,473	$138,633
Intangible amortization	64,437	85,860
Intangible-related deferred taxes	38,552	47,465
Imputed interest and contingent payment adjustments	8,253	13,223
Affiliate equity expense	7,248	7,102
Affiliate depreciation	7,748	6,800
Economic Net Income (A)	$185,711	$299,083

Cash flow from operations	$243,210	$480,699
Interest expense, net of non-cash items	57,039	58,481
Current tax provision	(701)	42,127
Income from equity method investments, net of distributions	8,087	43,911
Changes in assets and liabilities and other adjustments	(64,848)	(220,827)
EBITDA (B)	$242,787	$404,391
Holding company expenses	47,352	84,816
EBITDA Contribution	$290,139	$489,207

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2010	2009	2010

Revenue	$244,658	$420,768	$841,840	$1,358,242

Operating expenses:
Compensation and related expenses	109,814	180,984	402,584	594,486
Selling, general and administrative	37,505	93,853	126,781	284,595
Amortization of intangible assets	8,508	21,020	32,939	60,066
Depreciation and other amortization	3,096	3,959	12,745	14,076
Other operating expenses	5,594	6,879	26,945	30,987
	164,517	306,695	601,994	984,210
Operating income	80,141	114,073	239,846	374,032

Non-operating (income) and expenses:
Investment and other income	(11,338)	(7,977)	(24,902)	(22,905)
Income from equity method investments	(9,662)	(49,001)	(31,632)	(77,544)
Investment (income) loss from Affiliate investments in partnerships (H)	(1,359)	—	(27,425)	4,493
Interest expense	16,045	17,428	64,600	66,178
Imputed interest expense	3,403	7,656	13,529	24,959
	(2,911)	(31,894)	(5,830)	(4,819)

Income before income taxes	83,052	145,967	245,676	378,851

Income taxes (I)	17,485	38,646	32,760	91,523
Net income	65,567	107,321	212,916	287,328

Net income (non-controlling interests)	(39,756)	(45,310)	(126,764)	(153,080)
Net (income) loss (non-controlling interests in partnerships) (H)	(1,211)	—	(26,679)	4,385

Net Income (controlling interest)	$24,600	$62,011	$59,473	$138,633

Average shares outstanding - basic	42,185,181	51,508,418	41,385,359	47,428,846
Average shares outstanding - diluted	44,852,911	52,747,453	43,333,355	49,398,535

Earnings per share - basic	$0.58	$1.20	$1.44	$2.92
Earnings per share - diluted	$0.55	$1.18	$1.38	$2.81

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2009	2010
Assets
Current assets:
Cash and cash equivalents	$259,487	$313,328
Investment advisory fees receivable	140,118	236,411
Investments in partnerships (H)	93,809	—
Investments in marketable securities	56,690	115,965
Unsettled fund share receivables	—	41,971
Prepaid expenses and other current assets	35,478	61,755
Total current assets	585,582	769,430

Fixed assets, net	62,402	67,725
Equity investments in Affiliates	658,332	678,931
Acquired client relationships, net	571,573	1,424,165
Goodwill	1,413,217	2,131,143
Other assets	99,800	219,821
Total assets	$3,390,906	$5,291,215

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$117,227	$252,820
Unsettled fund share payables	—	39,845
Payables to related party	109,888	114,792
Total current liabilities	227,115	407,457

Senior bank debt	—	460,000
Senior convertible securities (D)	456,976	422,118
Junior convertible trust preferred securities (D)	507,358	509,872
Deferred income taxes	322,671	495,349
Other long-term liabilities	26,066	207,825
Total liabilities	1,540,186	2,502,621

Redeemable non-controlling interests	368,999	406,292

Equity:
Common stock	458	539
Additional paid-in capital	612,091	980,469
Accumulated other comprehensive income	45,958	100,464
Retained earnings	873,137	1,011,770
	1,531,644	2,093,242
Less treasury stock, at cost	(421,954)	(293,279)
Total stockholders’ equity	1,109,690	1,799,963

Non-controlling interests	281,946	582,339
Non-controlling interests in partnerships (H)	90,085	—
Total equity	1,481,721	2,382,302
Total liabilities and equity	$3,390,906	$5,291,215

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2010	2009	2010
Cash flow from operating activities:
Net income	$65,567	$107,321	$212,916	$287,328
Adjustments to reconcile Net income to net cash flow from operating activities:
Amortization of intangible assets	8,508	21,020	32,939	60,066
Amortization of issuance costs	1,846	1,959	7,325	7,612
Depreciation and other amortization	3,096	3,959	12,745	14,076
Deferred income tax provision	8,003	11,122	28,704	35,420
Imputed interest expense	3,403	7,656	13,529	24,959
Income from equity method investments, net of amortization	(9,662)	(49,001)	(31,632)	(77,544)
Distributions received from equity method investments	12,908	14,336	55,453	65,756
Tax benefit from exercise of stock options	1,086	986	4,260	4,464
Share-based compensation	2,909	9,119	8,604	19,530
Affiliate equity expense	3,349	4,208	13,218	14,519
Other adjustments	(9,481)	(527)	(42,606)	8,494
Changes in assets and liabilities:
Increase in investment advisory fees receivable	(7,396)	(37,143)	(6,552)	(49,195)
(Increase) decrease in Affiliate investments in partnerships	(46)	—	285	(503)
(Increase) decrease in prepaids and other current assets	1,635	(2,400)	(8,389)	(2,912)
(Increase) decrease in other assets	446	8,478	3,315	(1,301)
Decrease in unsettled fund shares receivable	—	14,698	—	14,125
Decrease in unsettled fund shares payable	—	(14,097)	—	(10,578)
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	(11,029)	27,525	(60,904)	66,383
Cash flow from operating activities	75,142	129,219	243,210	480,699
Cash flow used in investing activities:
Investments in Affiliates	—	(112,127)	(139,271)	(916,143)
Purchase of fixed assets	(913)	(3,447)	(2,566)	(8,762)
Purchase of investment securities	(35,987)	(20,763)	(47,733)	(63,967)
Sale of investment securities	766	3,289	8,069	15,073
Cash flow used in investing activities	(36,134)	(133,048)	(181,501)	(973,799)
Cash flow from (used in) financing activities:
Borrowings of senior bank debt	142,000	169,000	142,000	1,191,500
Repayments of senior bank debt	(142,000)	(80,000)	(375,514)	(731,500)
Issuance of common stock	7,365	10,321	37,125	46,376
Issuance costs	(135)	(605)	(1,344)	(935)
Excess tax benefit from exercise of stock options	3,703	3,439	7,539	10,103
Settlement of forward equity sale agreement	—	—	144,258	294,657
Note payments	466	2,948	3,184	(28,836)
Distributions to non-controlling interests	(17,468)	(23,603)	(119,555)	(101,049)
Affiliate equity issuances and repurchases	775	(19,652)	(39,534)	(135,775)
Subscriptions (redemptions) of Non-controlling interests in partnerships	46	—	(425)	503
Cash flow from (used in) financing activities	(5,248)	61,848	(202,266)	545,044

Effect of foreign exchange rate changes on cash and cash equivalents	477	(143)	3,613	1,897
Net increase (decrease) in cash and cash equivalents	34,237	57,876	(136,944)	53,841
Cash and cash equivalents at beginning of period	225,250	255,452	396,431	259,487
Cash and cash equivalents at end of period	$259,487	$313,328	$259,487	$313,328

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Affiliated Managers Group, Inc.

Notes

(in thousands)

(A)               Under our Economic Net Income definition, we add to Net Income (controlling interest) amortization (including equity method amortization), deferred taxes related to intangible assets and Affiliate equity expense, and exclude the non-cash effect of imputed interest expense (principally APB 14-1 interest on convertible securities and non-cash expenses related to contingent payment arrangements). We consider Economic Net Income an important measure of our financial performance, as we believe it best represents operating performance before non-cash expenses relating to the acquisition of interests in our affiliated investment management firms, and it is therefore employed as our principal performance benchmark.  This non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income; Economic Net Income is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

We add back amortization attributable to acquired client relationships because this expense does not correspond to the changes in value of these assets, which do not diminish predictably over time.  The portion of deferred taxes generally attributable to intangible assets (including goodwill) that are no longer amortized but continue to generate tax deductions is added back because we believe it is unlikely these accruals will be used to settle material tax obligations.  We add back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders.

In the first quarter of 2010, we modified our Economic Net Income definition to exclude the effect of non-cash imputed interest and revaluation adjustments related to contingent payment arrangements from Net Income (controlling interest), and in the fourth quarter of 2010 we further modified the definition to no longer add back Affiliate depreciation to Net Income (controlling interest).  If we had applied these definition changes to our results in the fourth quarter of 2009, Economic earnings per share for the three months and year ended December 31, 2009 would have been $1.14 and $4.14, respectively.

(B)                 EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.  This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations.  As a measure of liquidity, we believe EBITDA is useful as an indicator of our ability to service debt, make new investments and meet working capital requirements.  EBITDA, as calculated by us, may not be consistent with computations of EBITDA by other companies.  In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)                 Economic earnings per share represents Economic Net Income divided by the adjusted diluted average shares outstanding.  In this calculation, the potential share issuance in connection with our convertible securities is measured using a “treasury stock” method.  Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding.  We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.  This method does not take into account any increase or decrease in our cost of capital in an assumed conversion.  Economic earnings per share is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

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(D)                We have bifurcated our convertible debt securities into their debt and equity components on our balance sheet.  The principal amount at maturity of the senior convertible notes due 2038 was $460,000 at December 31, 2009 and December 31, 2010.  The principal amount at maturity of the junior convertible trust preferred securities was $730,820 at December 31, 2009 and December 31, 2010.

(E)                  Convertible securities interest expense, net, includes the interest expense, net of tax, associated with our dilutive convertible securities.

(F)                  We completed our investment in Artemis Investment Management during the first quarter of 2010; we completed our investments in Pantheon and Aston Asset Management during the second quarter of 2010; and we completed our investment in Trilogy Global Advisors in the fourth quarter of 2010.

(G)                 Other includes assets under management attributable to Affiliate product transitions and transfers of our interests in certain Affiliated investment management firms, the financial effects of which are not material to our ongoing results.

(H)                At December 31, 2009, assets of consolidated investment partnerships are reported as Investments in partnerships. A majority of these assets are held by investors that are unrelated to us, and reported as Non-controlling interests in partnerships.  Income from these partnerships is presented as Investment (income) loss from Affiliate investments in partnerships in the Consolidated Statements of Income.  In the third quarter of 2010 we deconsolidated these partnerships.

(I)                     Our consolidated income tax provision includes taxes attributable to controlling interests, and to a lesser extent, taxes attributable to non-controlling interests, as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2010	2009	2010
Current income taxes	$8,407	$26,344	$(701)	$42,127
Intangible-related deferred taxes	13,256	12,595	38,552	47,465
Other deferred taxes	(5,253)	(898)	(9,848)	(9,255)
Taxes attributable to controlling interests	16,410	38,041	28,003	80,337
Taxes attributable to non-controlling interests	1,075	605	4,757	11,186
Total income taxes	$17,485	$38,646	$32,760	$91,523

Effective tax rate*	40.0%	38.0%	32.0%	36.8%

*  Taxes attributable to controlling interests divided by our share of the consolidated income before taxes.